Exhibit 10.42

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of March 9, 2005, by and among Boston Life Sciences, Inc., a Delaware corporation (the “Company”), the parties listed on Schedule 1 hereof (the “Initial Holders”) and such additional parties as may be added thereto from time to time upon execution of a joinder agreement in a form satisfactory to the Company (each such party a “Subsequent Holder”, and together with the Initial Holders, the “Holders”):

W I T N E S S E T H:

WHEREAS, the Company and certain of the Initial Holders entered into that certain Registration Rights Agreement, dated as of July 25, 2002 (the “Prior Registration Rights Agreement”);

WHEREAS, the Company issued a warrant to Ingalls & Snyder Value Partners, L.P. (“ISVP”) to purchase 500,000 shares of the Company’s Common Stock (the “ISVP Warrant”) pursuant to that certain Securities Purchase Agreement dated as of July 25, 2002, by and among the Company and the purchasers set forth therein, which ISVP Warrant was amended on November 12, 2004;

WHEREAS, the Company issued a warrant to Robert L. Gipson (“Gipson”) to purchase 1,000,000 shares of the Company’s Common Stock (the “Gipson Warrant”) and issued a warrant to Nikolaos D. Monoyios (“Monoyios”) to purchase 820,123 shares of the Company’s Common Stock (the “Monoyios Warrant”, together with the ISVP Warrant and the Gipson Warrant, the “Warrants”) pursuant to that certain Consent to Transfer and Warrant Amendment, dated as of November 22, 2002, by and among the Company, Ingalls & Snyder, L.L.C., Gipson, Monoyios and ISVP;

WHEREAS, on February 4, 2005 the Company effected a 1-for-five reverse stock split;

WHEREAS, in consideration of the immediate exercise of the Warrants in cash, the Warrants were each amended on February 11, 2005 to reduce the exercise price of each of the Warrants;

WHEREAS, certain of the Initial Holders are purchasing up to $5,000,000 in Shares (as defined below) pursuant to the terms and conditions of a certain Common Stock Purchase Agreement of even date herewith (the “Purchase Agreement”) and in connection therewith are entitled to receive registration rights with respect to the Shares and Warrant Shares (as defined below) on the terms set forth in this Agreement;

WHEREAS, in connection with the execution of the Purchase Agreement, the Company and ISVP desire to amend and restate the Prior Registration Rights Agreement to provide for certain rights with respect to the registration of shares of capital stock of the Company under the Securities Act (as defined below);

WHEREAS, pursuant to Section 12(a) of the Prior Registration Rights Agreement, such agreement could be amended, modified or supplemented or any provision therein waived upon the approval of Holders (as defined therein) holding at least 67% of the Registrable Shares (as defined therein) then held by the Holders (the “Requisite Approval”); and

WHEREAS, upon execution of this Agreement by ISVP, the Requisite Approval shall have been received by the Company, and pursuant to Section 12 of the Prior Registration Rights Agreement and Section 12(h) of this Agreement, this Agreement shall be binding upon each of the parties to the Prior Registration Rights Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and other good and valuable consideration the mutual receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Defined Terms. As used in this Agreement the following terms have the following meanings.

“Affiliate” means, as to any specified Person, any other Person that, directly or indirectly through one or more intermediaries or otherwise, controls, is controlled by or is under common control with the specified Person. This definition uses “control” to mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person (whether through ownership of capital stock of that Person, by contract or otherwise).

“Blue Sky Laws” has the meaning Section 5(f) specifies.

“Board of Directors” means the Board of Directors of the Company.

“Business Day” means any day, excluding Saturday, Sunday and federally recognized holidays.

“Claims” has the meaning Section 11(a) specifies.

“Closing Date” means the date of the closing of the transactions contemplated by the Purchase Agreement.

“Common Stock” means the common stock, par value $.01 per share, of the Company.

“Eligible Offering” has the meaning Section 4(a) specifies.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto and the rules and regulations thereunder.

“Exempt Offering” means any offering by the Company of shares of Common Stock (i) in connection with or pursuant to any benefit, compensation, incentive or savings plan or program in which any of the officers, directors, employees or independent contractors of the Company or any of its subsidiaries participate, (ii) as consideration in any business combination or other acquisition transaction, (iii) as the securities into or for which other equity or debt securities are convertible or exchangeable, or as the securities that may be acquired by the exercise of options, warrants or other rights or (iv) made only to existing holders of securities issued by the Company.

“Holder” means at any time any Person then owning Registrable Shares and having the rights and obligations of a Holder and which (i) is an Initial Holder, (ii) has been assigned those rights and obligations pursuant to Section 10(a) or (iii) has become a Subsequent Holder pursuant to Section 10(b) and upon execution of a joinder agreement satisfactory to the Company.

“Indemnified Party” has the meaning Section 11(b) specifies.

“Initial Holders” has the meaning the preamble hereto specifies.

“Inspector” has the meaning Section 5(e) specifies.

“ISVP” has the meaning the preamble hereto specifies.

“Lockup Period” has the meaning Section 8 specifies.

“Person” means any natural person, sole proprietorship, corporation, partnership, limited liability company, business trust, unincorporated organization or association, estate or trust or other entity.

“Preliminary Prospectus” means, as applied to any registration statement the Company files under the Securities Act to register shares of Common Stock for its public offering of those shares (other than in an Exempt Offering), the prospectus that registration statement includes which is labeled “subject to completion” and is first used in “roadshow” presentations by the Company to potential investors in connection with that offering.

“Prior Registration Rights Agreement” has the meaning the preamble hereto specifies.

“Proceeding” has the meaning Section 11(b) specifies.

“Records” has the meaning Section 5(e) specifies.

“Registrable Shares” means (i) all Shares, (ii) all Warrant Shares acquired upon exercise of the Warrants, (iii) any securities of the Company designated as Registrable Securities pursuant to Section 10(b) (the “Additional Securities”) and any securities of the Company issued or issuable with respect to the Shares, Warrant Shares or the Additional Securities by way of conversion, exchange, dividend or stock split or combination. For purposes of this Agreement, a share of Registrable Shares will cease to be Registrable Shares when (a) a registration statement covering that Registrable Share has been filed and become effective under the Securities Act and its Holder distributes it by means of that effective registration statement or (b) its Holder distributes such Registrable Share pursuant to Rule 144 or (c) such securities become freely saleable under Rule 144(k).

“Registration” has the meaning Section 3(a) specifies.

“Registration Notice” has the meaning Section 4(b) specifies.

“Related Party” means, as to any specified Person, any other Person who is an officer, director or agent of the specified Person or who controls the specified Person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

“Reporting Date” has the meaning Section 6 specifies.

“Requesting Holder” has the meaning Section 4(d) specifies.

“Request Notice” has the meaning Section 4(c) specifies.

“Rule 144” means Rule 144 (or any similar or successor provision) under the Securities Act.

“SEC” means the Securities and Exchange Commission and any successor thereto as the agency administering the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto and the rules and regulations thereunder.

“Sellers’ Registration Statement” means a registration statement filed by the Company under the Securities Act to register Registrable Shares for resale by Holders pursuant to the registration rights provided for under Section 3 or 4.

“Selling Holder” has the meaning Section 5(c) specifies.

“Shares” has the meaning ascribed to it in the Purchase Agreement.

“Purchase Agreement” has the meaning the preamble hereto specifies.

“Warrants” has the meaning the preamble hereto specifies.

“Warrant Shares” means the shares of Common Stock issued upon exercise of the Warrants.

2. Other Definitional Provisions.

(a) This Agreement uses the words “herein,” “hereof,” “hereto” and “hereunder” and words of similar import to refer to this Agreement as a whole and not to any provision of this Agreement.

(b) Whenever the context so requires, the singular number includes the plural and vice versa, and a reference to one gender includes the other genders.

(c) The word “including” (and, with correlative meaning, the word “include”) means including without limiting the generality of any description preceding that word, and the verbs “shall” and “will” are used interchangeably and have the same meaning.

(d) The term “underwriter,” as used herein, does not include any Holder.

(e) Terms that are capitalized in this Agreement but not otherwise defined, shall have the meanings ascribed to them in the Purchase Agreement.

3. Demand Registration Rights.

(a) Upon written notice to the Company, Holders of at least a majority of the then outstanding Registrable Shares, specifying the estimated number of Registrable Shares intended to be registered, may request that the Company effect the registration under the Securities Act of all or a specified part of the Registrable Shares held by such Holders (a “Registration”), provided such Registrable Shares have an aggregate value of at least $500,000 (based on the public market price on the date of such request). The Company will then use its commercially reasonable efforts to file and maintain the Registration under the Securities Act of the Registrable Shares together with all other Registrable Shares which the Company has been requested to register by written notice delivered pursuant to Section 4(c) after the Company has given the written notice required by Section 4(b), all to the extent required to permit the disposition (in accordance with the intended methods thereof) of the Registrable Shares which the Company has been so requested to register; provided, however, that the Company shall not be obligated to take any action to effect any such Registration and shall not be obligated to effect such Registration pursuant to this Section 3(a):

(i) Within 180 days immediately following the effective date of any registration statement pertaining to a public offering of securities of the Company for its own account (other than an Exempt Offering); or

(ii) If the Company shall have furnished to such Holders which the Company has been requested to register pursuant to this Section 3(a) a certificate, signed by the President or Chief Executive Officer of the Company, stating that the Board of Directors has determined in its good faith judgment that such Registration would be expected to have (i) a material adverse effect on (or require premature disclosure of) any proposal or plan by the Company to engage in any material acquisition of assets (other than in the ordinary course) or stock or any material merger, consolidation, tender offer, reorganization or similar transaction, or (ii) a material adverse effect on a registration of securities of the Company which is proposed to be filed within 90 days of such request, in which case the Company shall have an additional period of not more than 90 days within which to file such Sellers’ Registration Statement; provided, however, that the Company shall not so postpone a registration pursuant to this clause (ii) more than once in any twelve month period.

4. Piggyback Registration Rights.

(a) If at any time or from time to time the Company proposes to register any shares of Common Stock under the Securities Act for its own account other than pursuant to an Exempt Offering, in the United States of those shares for cash, including without limitation, a Registration pursuant to Section 3 (each such public offering, other than an Exempt Offering, being an “Eligible Offering”), then, at each of those times, each then Holder will, subject to the terms and conditions hereof, be entitled to have such number of that Holder’s Registrable Shares as that Holder may request in accordance with Section 4(c) registered under the Securities Act for disposition by means of the registration statement relating to that Eligible Offering.

(b) In the case of each Eligible Offering, the Company will deliver to each then Holder a written notice of that offering (a “Registration Notice”) at least ten days prior to its filing with the SEC of the registration statement, or the amendment thereto, which includes the Preliminary Prospectus for that offering. The Company will briefly describe in each Registration Notice the Eligible Offering to which that notice relates and inform the addressee that it has five days within which to request to include any or all of its Registrable Shares in the registration statement for that offering.

(c) Any Holder desiring to participate in any Eligible Offering must deliver to the Company within five days after the Holder receives the Registration Notice for that offering a written notice to that effect (a “Request Notice”) which specifies the number of the Holder’s Registrable Shares the Holder desires to have registered under the Securities Act for inclusion in that offering. Any Holder that does not deliver a Request Notice for an Eligible Offering within that five-day period will be deemed to have waived its right to participate in that offering unless the Company agrees otherwise in writing.

(d) Any holder that delivers a Request Notice relating to an Eligible Offering on a timely basis, or as otherwise agreed by the Company, pursuant to Section 4(c) (each such Holder being a “Requesting Holder”) will be entitled to offer and sell up to the number of its Registrable Shares specified in its Request Notice in that offering on the terms and conditions on which the Company offers and sells shares of Common Stock in that offering if the Requesting Holder complies with the applicable provisions of Sections 5, 6 and 11; provided, however, that: (i) the Company may reserve to itself the right to be the exclusive grantor of any underwriter’s over allotment option; and (ii) the number of Registrable Shares any Requesting Holder will be entitled to offer and sell will be subject to reduction as set forth in Section 4(e) below.

(e) The Company will have the right to determine the aggregate size of each Eligible Offering and to limit the number of Registrable Shares to be included in each such offering without reducing the number of shares, if any, of Common Stock to be offered by the Company in that offering, as follows: (i) if the lead managing underwriter selected by the Company for an Eligible Offering (or, if that offering will not be underwritten, a qualified independent underwriter (as defined in Rule 2720 of the NASD Conduct Rules) serving as financial advisor to the Company) determines that marketing factors render necessary or advisable a limitation on the number of Registrable Shares to be included in that offering, the Company will be required to include in that offering only such number of Registrable Shares, if any, as that lead managing underwriter (or financial advisor, as the case may be) believes will not jeopardize the success of the primary offering by the Company; and (ii) if the Company limits the number of Registrable Shares that Requesting Holders may include in any Eligible Offering pursuant to clause (i), but does not exclude all such Registrable Shares from that offering, the maximum number of Registrable Shares to be included in that offering on behalf of each of those Requesting Holders will be the product of (A) the number of Registrable Shares that the Company has allocated to the Requesting Holders in the offering multiplied by (B) a fraction, the numerator of which is the number of Registrable Shares that each such Requesting Holder has specified in its Request Notice relating to that offering and the denominator of which is the aggregate number of Registrable Shares all Requesting Holders have specified in their Request Notices relating to that offering.

(f) In connection with each Eligible Offering, the Company, in its sole discretion, will determine whether to proceed with or terminate or postpone that offering and to select any underwriter or underwriters to administer that offering.

5. Registration Procedures.

Whenever the Company must register Registrable Shares pursuant to a Registration in accordance with Section 3 or include Registrable Shares in a registration statement relating to an Eligible Offering in accordance with Section 4, it will, subject to the applicable terms and conditions hereof:

(a) cause those shares to be registered under the Securities Act by means of a Sellers’ Registration Statement as soon as practicable, in either the original filing thereof or in a pre-effective amendment to a previously filed registration statement;

(b) prior to the first to occur of (i) the sale by the Holders thereof, by means of the Sellers’ Registration Statement after it becomes effective under the Securities Act, of all the Registrable Shares covered by the Sellers’ Registration Statement when it becomes effective under the Securities Act and the elapse of the period in which a dealer is required by the Securities Act to deliver a prospectus in connection with its offer and sale of any of those shares and (ii) the withdrawal by the Company of the Sellers’ Registration Statement pursuant to Securities Act Rule 477, prepare and file with the SEC under the Securities Act such amendments (including post-effective amendments) to the Sellers’ Registration Statement and Supplements to the related prospectus as are necessary (A) to reflect the plan of distribution contemplated by the Sellers’ Registration Statement and (B) so that (1) neither the Sellers’ Registration Statement nor that prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (2) both the Sellers’ Registration Statement and that prospectus comply in all material respects with all other applicable legal requirements;

(c) provide to each Holder named as a selling stockholder in the Sellers’ Registration Statement in accordance with such Holder’s exercise of its registration rights under this Agreement (each a “Selling Holder”) such number of prospectuses (including preliminary prospectuses) and other documents incident to the offering and sale of that Selling Holder’s Registrable Shares by means of the Sellers’ Registration Statement as that Selling Holder may from time to time reasonably request;

(d) prior to the time the Sellers’ Registration Statement or any post-effective amendment thereto becomes effective under the Securities Act, provide an opportunity to review and comment with respect to that document to one counsel selected by Selling Holders holding a majority of the Registrable Shares covered by that document and reasonably satisfactory to the Company;

(e) provide to each Selling Holder, any managing underwriter participating in the distribution of the Registrable Shares covered by the Sellers’ Registration Statement and any accountant, lawyer or other professional retained by that Selling Holder or managing underwriter (each an “Inspector”) reasonable access to appropriate officers and employees of the Company to ask questions and obtain information reasonably requested by that Inspector in connection with that Sellers’ Registration Statement; provided, however, that in connection with any such access or request, each Selling Holder will and will cause each of its representative Inspectors to, and the Company may require each other Inspector to, (i) cooperate to the extent reasonably practicable to minimize any disruption in the operation by the Company of its business, (ii) keep confidential all records, documents and information the Company advises are confidential or of a proprietary nature (collectively, the “Records”) and (iii) not use the information it obtains from the Records as a basis for any market transactions in the securities of the Company unless and until that information is in the public domain or otherwise becomes publicly available;

(f) use its good-faith efforts to register and qualify the Registrable Shares covered by the Sellers’ Registration Statement under the applicable securities or “blue sky” laws (collectively, “Blue Sky Laws”) of such jurisdictions as any Selling Holder may reasonably request, provided that it will not be required to (i) qualify generally to do business in any jurisdiction where it otherwise would not be required to qualify but for this Section 5(f), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

(g) notify each Selling Holder promptly (i) when it is informed that the Sellers’ Registration Statement or any post-effective amendment thereto becomes effective under the Securities Act, (ii) of any request by the SEC for an amendment to the Sellers’ Registration Statement or a supplement to any related prospectus, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Sellers’ Registration Statement or any order preventing or suspending the use of any related prospectus or the initiation or threat by the SEC of any proceeding for any of those purposes, (iv) of the suspension of the qualification of any Registrable Shares covered by the Sellers’ Registration Statement for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose and (v) of any determination by it that any event has occurred or fact exists which makes untrue any statement of a material fact included in the Sellers’ Registration Statement or any related then current prospectus or which requires the making of a change in the Sellers’ Registration Statement or that prospectus in order that the same will not contain any untrue statement of a material fact or omit to state a material fact required to be contained therein or necessary to make the statements therein not misleading;

(h) if any order is issued which (i) suspends the effectiveness of the Sellers’ Registration Statement, (ii) suspends or prevents the use of any related then current prospectus or (iii) suspends the qualification of any Registrable Shares covered by the Sellers’ Registration Statement for sale in any jurisdiction, use commercially reasonable efforts to obtain the withdrawal of that order;

(i) if the Eligible Offering to which the Sellers’ Registration Statement relates is being underwritten by underwriters, (i) enter into agreements customary at the time (including an underwriting or purchase agreement in then-customary form) as those underwriters reasonably may request in order to facilitate the disposition of the Registrable Shares in that offering, (ii) use reasonable diligence to obtain an opinion of legal counsel (who may be its general counsel) covering such matters as are then customarily covered by opinions addressed to those underwriters by an issuer’s counsel and (iii) use reasonable diligence to obtain a “comfort” letter or letters from its independent public accountants in their customary form and covering such matters of the type then customarily covered by “comfort” letters as those underwriters reasonably may request; and

(j) otherwise use its good-faith efforts to comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, an earnings statement that (i) covers a period of at least 12 months beginning within three months after the effective date of the Sellers’ Registration Statement and (ii) satisfies the provisions of Section 11(a) of the Securities Act.

(k) if at any time after a Sellers’ Registration Statement has become effective the Company is engaged in any activity the public disclosure of which the Company determines, in its reasonable business judgment, would be detrimental to the Company, then the Company may direct that use of the prospectus contained in the Sellers’ Registration Statement be suspended. The Company will notify all selling Holders of the suspension, and each selling Holder will immediately discontinue any sales of Registrable Shares pursuant to such registration statement until such selling Holder has received copies of a supplemented or amended prospectus or until such selling Holder is advised in writing by the Company that the then-current prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus. The Company will use its commercially reasonable efforts to terminate any such suspension and reinstate the ability of all selling Holders to use the prospectus contained in the Sellers’ Registration Statement, as amended or Supplemented, as the case may be, as soon as is practicable. The Company may not exercise the rights provided by this Section 5(k) to effect a suspension for more than 60 days (90 days if such event causing the suspension relates to a potential acquisition or merger) in the aggregate during any twelve-month period.

6. Underwriting Arrangements. No Holder will be permitted to participate in any registration hereunder of securities being underwritten and offered for resale by underwriters unless the Holder (i) agrees to sell the Holder’s Registrable Shares on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve those arrangements, (ii) enters into a written agreement with the managing underwriter or the representative of the underwriters in such form and containing such provisions as are then customary in the securities business for such an arrangement between those underwriters and issuers of the Company’s size and investment stature and (iii) completes and executes all questionnaires, powers of attorney, indemnities and other documents, and obtains such spousal or other consents, as are reasonably required under the terms of those arrangements and this

Agreement. If a Selling Holder disapproves of the proposed terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter, delivered not less than ten days before the Sellers’ Registration Statement is declared effective under the Securities Act (the “Reporting Date”).

7. Rule 144 Reporting. The Company will:

(a) make and keep public information available (as those terms are understood and defined in Rule 144) at all times from and after 90 days following the Reporting Date;

(b) use its good-faith efforts to file with the SEC in a timely manner all reports and other documents Section 13 or 15(d) of the Exchange Act, as applicable, requires it to file with the SEC; and

(c) so long as a Holder owns Registrable Shares, deliver to the Holder, on the Holder’s request, a written statement as to whether it is in compliance with the requirements referred to in clauses (i) and (ii) above (if it is then subject to those requirements).

8. Market Standoff. Each Holder agrees, to the extent permitted by applicable law, that, for so long as the Holder holds Registrable Shares, the Holder will not, except as Sections 3 and 4 permit, sell, transfer or otherwise dispose of in a public transaction (including through put or short-sale arrangements) shares of Common Stock in the period (i) beginning ten days prior to the effectiveness under the Securities Act of any registration statement covering shares of Common Stock being publicly offered in an Eligible Offering or in an Exempt Offering of the type specified in clause (iii) of the definition of Exempt Offering and (ii) ending 90 days (or such greater period as may be requested by the underwriter in any such Eligible Offering or Exempt Offering following the date of that effectiveness (each such period being a “Lockup Period”). The Company will provide each Holder written notice of any Lockup Period.

9. Registration Expenses.

(a) Except as Section 9(b) provides, the Company will pay or otherwise bear all the expenses attributable to the registration of Registrable Shares under the Securities Act for sale pursuant to Section 3 or 4, including all the following: (i) registration and filing fees payable under the Securities Act or Blue Sky Laws; (ii) fees and expenses incurred in complying with Blue Sky Laws, including the reasonable fees and disbursements of counsel incurred in that connection; (iii) printing expenses; (iv) messenger and delivery expenses; (v) the Company’s internal expenses, including the salaries and expenses of its employees; (vi) fees and expenses attributable to the listing of the Registrable Shares on each securities exchange (including, for this purpose, the Nasdaq SmallCap Market) on which the Common Stock is then listed or included at the Company’s initiation; (vii) registrar and transfer agents’ fees; (viii) fees and disbursements of the Company’s counsel and independent certified public accountants; (ix) Securities Act liability insurance premiums (if the Company elects to obtain that insurance); and (x) fees and expenses of any special experts or other Persons the Company retains in connection with its compliance with this Agreement.

(b) Each Selling Holder will pay or otherwise bear all underwriting commissions and discounts and transfer taxes attributable to that Selling Holder’s sale or other disposition of

Registrable Shares, and each Holder will pay or otherwise bear (i) the fees and expenses of that Holder’s counsel and any other special experts or Persons that Holder retains in connection with any Seller’s Registration Statement or the sale or other disposition of that Holder’s Registrable Shares and (ii) that Holder’s internal expenses, including the salaries and expenses of that Holder’s employees.

10. Transfers and Additional Grants of Registration Rights.

(a) A Holder may not transfer the registration rights this Agreement affords the Holder to any other Person except as follows: (i) a Holder who is a natural person may transfer those rights to a member of his immediate family (including his parents) or a trust for the benefit of one or more members of his immediate family; (ii) a Holder that is a corporation may transfer its rights to its sole shareholder; (iii) a Holder that is a partnership or limited liability company may transfer those rights to its partners or members, as the case may be; (iv) a Holder may transfer those rights to any other Holder and (v) a Holder may transfer those rights in conjunction with a transfer of the Purchase Agreement or the Warrants in accordance with the terms of the Purchase Agreement; provided, that any such transfer will be permitted only if (A) such rights are transferred to the transferee thereof together with a permitted transfer of the Warrants or Warrant Shares and (B) the transferee executes a joinder to this Agreement, in a form satisfactory to the Company, in which that transferee agrees to comply with and otherwise be bound by all the terms and conditions hereof.

(b) The Company may, without the consent of any Holder, extend the registration rights this Agreement provides to the Persons who become holders of Common Stock as a result of distributions thereof made by a Holder that is a partnership to its partners, or by a Holder that is a limited liability company to its members or by a Holder that is a corporation to its sole shareholder, and the Company may, without the consent of any Holder, extend the registration rights this Agreement provides to additional Persons who become holders of equity securities of the Company after the date hereof, in each case by entering into one more joinders to this Agreement with those Persons pursuant to which, for all purposes hereof, those Persons will become Holders. Nothing herein will limit or otherwise restrict the ability or right of the Company to grant to any Person any registration or similar rights in the future respecting Additional Securities the Company may issue, whether pursuant to the provisions of this Section 10 or otherwise.

11. Indemnification: Contribution.

(a) Indemnification by the Company. The Company will, to the extent applicable law permits, indemnify each Selling Holder who sells Registrable Shares by means of a Sellers’ Registration Statement and each of that Selling Holder’s Related Parties against, and hold each of those Persons harmless from and in respect of, any and all claims, damages, losses, liabilities and expenses (including reasonable legal expenses) whatsoever (collectively, “Claims”) that arise from or are based on any untrue statement or alleged untrue statement of a material fact contained in that Sellers’ Registration Statement or any prospectus (including any preliminary prospectus) forming a part thereof, or any amendment thereof or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, except insofar as those Claims arise out of or are based on any such untrue statement or omission or allegation thereof based on information furnished in writing to the Company by or on behalf of that Selling Holder expressly for use therein. In connection with any underwritten offering of shares of Registrable Shares, the Company will indemnify and hold harmless each participating underwriter and each of that underwriter’s Related Parties on either (i) substantially the same basis on which it will indemnify each Selling Holder and that Selling Holder’s Related Parties pursuant to this Section 11(a) or (ii) such other basis as underwriters customarily obtain from issuers at the time of that offering. Notwithstanding the foregoing, the Company’s obligations to indemnify and hold harmless pursuant to this Section 11(a) with respect to any Claim (or action or proceeding in respect thereof) that arises from or is based on any untrue or alleged untrue statement contained in, or any omission or alleged omission from, any preliminary prospectus will not inure to the benefit of any Selling Holder or underwriter or its Related Parties if it is determined that (i) a copy of the prospectus used to confirm the sale of Registrable Shares to the Person asserting that claim was not sent or given to that Person at or prior to the written confirmation of that sale, (ii) the untrue statement or alleged untrue statement or the omission or alleged omission was corrected by that prospectus and (iii) it was the responsibility of that Selling Holder or that underwriter (or any dealer acquiring those shares directly or indirectly from that underwriter) to send or give that prospectus to that Person.

(b) Conduct of Indemnification Proceedings. Each Person claiming indemnification from the Company pursuant to this Section 11 (an “Indemnified Party”) will, promptly after that Indemnified Party becomes aware of any assertion or commencement of any action or proceeding against that Indemnified Party in respect of which indemnity may be sought from the Company (a “Proceeding”), promptly notify the Company in writing of the Proceeding, provided, that an Indemnified Party’s failure to so notify the Company will not relieve the Company from any liability it may have to that Indemnified Party other than pursuant to the provisions of this Section 11 or under this Section 11, but only to the extent that such failure results in the Company’s forfeiture of substantive rights or defenses or the Company is prejudiced by such delay. If any Proceeding is brought against any Indemnified Party and that Indemnified Party duly notifies the Company thereof (i) the Company will have the right, at its expense, to assume the defense thereof, including the employment of counsel; and (ii) the Indemnified Party will have the right to employ separate counsel in the Proceeding and participate in the defense thereof, but the Indemnified Party will pay the fees and expenses of that separate counsel unless (A) the Company has agreed in writing to pay those fees and expenses or (B) the named parties to the Proceeding (including any impleaded parties) include both the Indemnified Party and the Company, and counsel to such Indemnified Party advises the Indemnified Party in writing that one or more legal defenses may be available to the Indemnified Party which is or are different from or additional to those available to the Company (in which case, if the Indemnified party notifies the Company in writing that the Indemnified Party elects to employ separate counsel at the expense of the Company, the Company will not have the right to assume the defense of the Proceeding on behalf of the Indemnified Party; it being understood, however, that the Company will not, in connection with any one Proceeding or separate but substantially similar or related Proceedings in the same jurisdiction and arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate law firm (together with appropriate local counsel) at any time for all Indemnified Parties). The Company will not be liable for any settlement of any Proceeding which any Indemnified Party effects without the Company’s written consent.

(c) Indemnification by Selling Holders. Each Selling Holder will, to the extent applicable law permits, indemnify the Company and each of its Related Parties against, and hold each of those Persons harmless from and in respect of, Claims to the same extent as the indemnity from the Company to that Selling Holder in Section 11(a), but only with respect to information that is furnished by or on behalf of that Selling Holder expressly for use in a Sellers’ Registration Statement or any prospectus (including any preliminary prospectus) forming a part thereof, or any amendment thereof or supplement thereto. If any action or proceeding is brought against the Company or any of its Related Parties in respect of which any of those Persons may seek indemnity from a Selling Holder pursuant to this Section 11(c), that Selling Holder will have the rights and duties given to the Company, and each of those Persons will have the rights and duties given to that Selling Holder and that Selling Holder’s Related Parties, by Section 11(b). Each Selling Holder also will, to the extent applicable law permits, indemnify and hold harmless the underwriters of the shares of Registrable Shares offered by that Selling Holder on substantially the same basis on which the Company will indemnify and hold harmless those Persons pursuant to Section 11(a).

(d) Contribution. If the indemnification this Section 11 provides for is unavailable to any party intended to be indemnified pursuant to this Section 11 in respect of any Claims referred to herein, the parties who would have indemnified that party in the contemplation of this Section 11 will, in lieu of providing that indemnification, contribute to the amount paid or payable by that party as a result of those Claims, as follows:

(i) as between the Company and the Selling Holders, on the one hand, and the underwriters of shares of Registrable Shares, on the other hand, (A) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Holders and by those underwriters from the offering of those shares or, if that allocation is not permitted by applicable law, (B) in such proportion as is appropriate to reflect not only those relative benefits, but also the relative faults of the Company and the Selling Holders and of those underwriters in connection with the statements or omissions that resulted in those Claims, as well is any other relevant equitable considerations; and

(ii) as between the Company, on the one hand, and each Selling Holder, on the other hand, in such proportion as is appropriate to reflect the relative faults of the Company and of that Selling Holder in connection with those statements or omissions, as well as any other relevant equitable considerations.

The relative benefits received by the Company and the Selling Holders, on the one hand, and the underwriters participating in the underwritten offering of shares of Registrable Shares, on the other hand, will be deemed to be in the same proportion as the total proceeds from that offering (including shares of Common Stock, if any, being offered by the Company), net of underwriting discounts and commissions, but before deducting expenses, bear to the total amount of underwriting discounts and commissions received by those underwriters in that offering, while (i) relative faults of the Company and the Selling Holders and of those underwriters will be determined by reference to, among other facts, whether the statements or omissions that resulted in the Claims in respect of which contribution is being made are or relate to information supplied by the Company and the Selling Holders or by those underwriters and (ii) the relative faults of the Company and of the Selling Holders will be determined by reference to, among other facts,

(A) whether those statements or omissions are or relate to information supplied by the Company or by the Selling Holders and (B) those Persons’ relative intent, knowledge, access to information and opportunity to correct those statements or omissions or prevent them from being made. The Company and the Selling Holders agree it would not be just or equitable if contribution pursuant to this Section 11(d) were to be determined by pro rata allocation (even if the underwriters, if any, were to be treated as one entity for this purpose) or by any other allocation method that does not take into account the equitable considerations referred to in this Section 11(d).

(e) Limitations on Contribution. No underwriter will be required to contribute to the Company or the Selling Holders, pursuant to Section 11(d) or otherwise, any amount in excess of the amount by which (i) the total price at which the Registrable Shares underwritten by it and distributed to the public were offered to the public exceeds (ii) the amount of any damages it otherwise has been required to pay by reason of the statements or omissions that resulted in the Claims in respect of which contribution is being made, and no Selling Holder will be required to contribute to the Company or any underwriter, pursuant to Section 11(d) or otherwise, any amount in excess of the amount by which (i) the total price at which that Selling Holder’s Registrable Shares were offered to the public exceeds (ii) the amount of any damages that Selling Holder otherwise has been required to pay by reason of those statements or omissions. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. If indemnification is available under this Section 11, the indemnifying parties will indemnify each indemnified party to the full extent Sections 11 (a) and (c) provide without regard to the relative fault of any Person or any other equitable consideration referred to in Section 11(d).

12. Miscellaneous.

(a) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of at least 67% of the Registrable Shares then held by Holders and any such amendment, modification, supplement, waiver or consent shall be binding on all parties hereto.

(b) Notices. All notices and other communications required or permitted to be given by any provision of this Agreement shall be in writing and mailed (certified or registered mail, postage prepaid, return receipt requested) or sent by hand or overnight courier, by facsimile transmission (with acknowledgment received), charges prepaid and addressed to the intended recipient as follows, or to such other address or number as may be specified from time to time by like notice to the parties:

If to the Company:

20 Newbury Street, 5th Floor

Boston, MA 02116

Attention: Chief Executive Officer

Fax No: (617) 425-0996

with a copy to:

Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street

Boston, MA 02109

Attention: Philip P. Rossetti, Esq.

Fax No: (617) 526-5000

If to a Holder, to the address or facsimile number set forth for such Holder on Schedule 1 to this Agreement.

Any party may from time to time specify a different address for notices by like notice to the other parties. All notices and other communications given in accordance with the provisions of this Agreement shall be deemed to have been given and received (i) four (4) Business Days after the same are sent by certified or registered mail, postage prepaid, return receipt requested, (ii) when delivered by hand or transmitted by facsimile (with acknowledgment received and, in the case of facsimile only, a copy of such notice is sent no later than the next Business Day by a reliable overnight courier service, with acknowledgment of receipt) or (iii) one (1) Business Day after the same are sent by a reliable overnight courier service, with acknowledgment of receipt.

(c) Successors and Assigns. This Agreement will inure to the benefit of and be binding on the heirs, executors, administrators, successors and assigns of each of the parties hereto.

(d) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same agreement.

(e) Headings and References. The headings in this Agreement are for convenience of reference only and will not limit or otherwise affect the meaning hereof References herein to “Sections” are to Sections of this Agreement unless otherwise indicated.

(f) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THAT STATE. THE PARTIES HERETO IRREVOCABLY CONSENT TO THE JURISDICTION OF THE UNITED STATES FEDERAL COURTS AND THE STATE COURTS LOCATED IN THE STATE OF NEW YORK IN ANY SUIT OR PROCEEDING BASED ON OR ARISING UNDER THIS AGREEMENT AND IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH SUIT OR PROCEEDING MAY BE DETERMINED IN SUCH COURTS. THE PARTIES HERETO IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. EACH PURCHASER WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

(g) Severability. If any one or more of the provisions herein, or the application thereof in any circumstances, is invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of that provision in every other respect and of the remaining provisions contained herein will not be in any way impaired thereby, it being intended by each party hereto that all the rights and privileges of all parties hereto will be enforceable to the fullest extent permitted by law.

(h) Entire Agreement; Termination of Prior Registration Rights Agreement. The parties hereto intend that this Agreement will be considered for all purposes as the final expression, and a complete and exclusive statement, of their mutual agreement and understanding in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties to this Agreement with respect to that subject matter. The Prior Registration Rights Agreement is hereby terminated and of no further force or effect.

Rest of Page Intentionally Left Blank

Signature Page Follows

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Registration Rights Agreement of the date first above written.

BOSTON LIFE SCIENCES, INC.

By:	/s/ Joseph P. Hernon
Name:	Joseph P. Hernon
Title:	Chief Financial Officer

Anthony Koenig		Address for Notice:
Print Entity Name

By:	/s/ Arthur Koenig	Attn: c/o Tom Boucher
Print Name:	Arthur Koenig	Ingalls & Snyder LLC
Print Title:		61 Broadway
New York, NY 10006
Tel: 212-269-7897
Fax: 212-369-4177

Security Delivery Instructions (if different than Notice Address)

[Signature Page to Amended and Restated Registration Rights Agreement]

Thomas G. Boucher		Address for Notice:
Print Entity Name

By:	/s/ Thomas G. Boucher	Attn: c/o Tom Boucher
Print Name:	Thomas G. Boucher	Ingalls & Snyder LLC
Print Title:		61 Broadway
New York, NY 10006
Tel: 212-269-7897
Fax: 212-369-4177

Security Delivery Instructions (if different than Notice Address)

[Signature Page to Amended and Restated Registration Rights Agreement]

Adam Janovic		Address for Notice:
Print Entity Name

By:	/s/ Adam Janovic	Attn: c/o Tom Boucher
Print Name:	Adam Janovic	Ingalls & Snyder LLC
Print Title:		61 Broadway
New York, NY 10006
Tel: 212-269-7897
Fax: 212-369-4177

Security Delivery Instructions (if different than Notice Address)

[Signature Page to Amended and Restated Registration Rights Agreement]

Robert L. Gipson		Address for Notice:
Print Entity Name

By:	/s/ Robert L. Gipson	Attn: c/o Tom Boucher
Print Name:	Robert L. Gipson	Ingalls & Snyder LLC
Print Title:		61 Broadway
New York, NY 10006
Tel: 212-269-7897
Fax: 212-369-4177

Security Delivery Instructions (if different than Notice Address)

[Signature Page to Amended and Restated Registration Rights Agreement]

John Dougherty		Address for Notice:
Print Entity Name

By:	/s/ John Dougherty	Attn: c/o Tom Boucher
Print Name:	John Dougherty	Ingalls & Snyder LLC
Print Title:		61 Broadway
New York, NY 10006
Tel: 212-269-7897
Fax: 212-369-4177

Security Delivery Instructions (if different than Notice Address)

[Signature Page to Amended and Restated Registration Rights Agreement]

Christopher Siege		Address for Notice:
Print Entity Name

By:	/s/ Christopher Siege	Attn: c/o Tom Boucher
Print Name:	Christopher Siege	Ingalls & Snyder LLC
Print Title:		61 Broadway
New York, NY 10006
Tel: 212-269-7897
Fax: 212-369-4177

Security Delivery Instructions (if different than Notice Address)

[Signature Page to Amended and Restated Registration Rights Agreement]

Horace S. Boone		Address for Notice:
Print Entity Name

By:	/s/ Horace S. Boone	Attn: c/o Tom Boucher
Print Name:	Horace S. Boone	Ingalls & Snyder LLC
Print Title:		61 Broadway
New York, NY 10006
Tel: 212-269-7897
Fax: 212-369-4177

Security Delivery Instructions (if different than Notice Address)

[Signature Page to Amended and Restated Registration Rights Agreement]

Steven M. Foote		Address for Notice:
Print Entity Name

By:	/s/ Steven M. Foote	Attn: c/o Tom Boucher
Print Name:	Steven M. Foote	Ingalls & Snyder LLC
Print Title:		61 Broadway
New York, NY 10006
Tel: 212-269-7897
Fax: 212-369-4177

Security Delivery Instructions (if different than Notice Address)

[Signature Page to Amended and Restated Registration Rights Agreement]

Thomas DiCosto		Address for Notice:
Print Entity Name

By:	/s/ Thomas DiCosto	Attn: c/o Tom Boucher
Print Name:	Thomas DiCosto	Ingalls & Snyder LLC
Print Title:		61 Broadway
New York, NY 10006
Tel: 212-269-7897
Fax: 212-369-4177

Security Delivery Instructions (if different than Notice Address)

[Signature Page to Amended and Restated Registration Rights Agreement]

Heritage Mark Foundation		Address for Notice:
Print Entity Name

By:	/s/ Kenneth J. Forte	Attn: c/o Tom Boucher
Print Name:	Kenneth J. Forte	Ingalls & Snyder LLC
Print Title:	Trustee	61 Broadway
New York, NY 10006
Tel: 212-269-7897
Fax: 212-369-4177

Security Delivery Instructions (if different than Notice Address)

[Signature Page to Amended and Restated Registration Rights Agreement]

Valerie A. Brackett		Address for Notice:
Print Entity Name

By:	/s/ Valerie A. Brackett	Attn: c/o Tom Boucher
Print Name:	Valerie A. Brackett	Ingalls & Snyder LLC
Print Title:		61 Broadway
New York, NY 10006
Tel: 212-269-7897
Fax: 212-369-4177

Security Delivery Instructions (if different than Notice Address)

[Signature Page to Amended and Restated Registration Rights Agreement]

Thomas Gipson		Address for Notice:
Print Entity Name

By:	/s/ Thomas Gipson	Attn: c/o Tom Boucher
Print Name:	Thomas Gipson	Ingalls & Snyder LLC
Print Title:		61 Broadway
New York, NY 10006
Tel: 212-269-7897
Fax: 212-369-4177

Security Delivery Instructions (if different than Notice Address)

[Signature Page to Amended and Restated Registration Rights Agreement]

Patricia Gipson		Address for Notice:
Print Entity Name

By:	/s/ Patricia Gipson	Attn: c/o Tom Boucher
Print Name:	Patricia Gipson	Ingalls & Snyder LLC
Print Title:		61 Broadway
New York, NY 10006
Tel: 212-269-7897
Fax: 212-369-4177

Security Delivery Instructions (if different than Notice Address)

[Signature Page to Amended and Restated Registration Rights Agreement]

Initial Holders:

(name and address)

Ingalls & Snyder LLC

61 Broadway

New York, NY 10006

Attn: Arthur Koenig

Tel. No. 212-269-7897

Fax No: 212-269-4177

Ingalls & Snyder LLC

61 Broadway

New York, NY 10006

Attn: Thomas G. Boucher, Jr.

Tel. No. 212-269-7897

Fax No: 212-269-4177

Ingalls & Snyder LLC

61 Broadway

New York, NY 10006

Attn: Adam Janovic

Tel. No. 212-269-7897

Fax No: 212-269-4177

Ingalls & Snyder LLC

61 Broadway

New York, NY 10006

Attn: Robert L. Gipson

Tel. No. 212-269-7897

Fax No: 212-269-4177

Ingalls & Snyder LLC

61 Broadway

New York, NY 10006

Attn: John Dougherty

Tel. No. 212-269-7897

Fax No: 212-269-4177

Ingalls & Snyder LLC

61 Broadway

New York, NY 10006

Attn: Christopher Siege

Tel. No. 212-269-7897

Fax No: 212-269-4177

Ingalls & Snyder LLC

61 Broadway

New York, NY 10006

Attn: Horace S. Boone

Tel. No. 212-269-7897

Fax No: 212-269-4177

Ingalls & Snyder LLC

61 Broadway

New York, NY 10006

Attn: Steven M. Foote

Tel. No. 212-269-7897

Fax No: 212-269-4177

Ingalls & Snyder LLC

61 Broadway

New York, NY 10006

Attn: Thomas DiTosto

Tel. No. 212-269-7897

Fax No: 212-269-4177

Ingalls & Snyder LLC

61 Broadway

New York, NY 10006

Attn: Kenneth J. Foote

Tel. No. 212-269-7897

Fax No: 212-269-4177

Ingalls & Snyder LLC

61 Broadway

New York, NY 10006

Attn: Valerie L. Brackett

Tel. No. 212-269-7897

Fax No: 212-269-4177

Ingalls & Snyder LLC

61 Broadway

New York, NY 10006

Attn: Thomas Gipson

Tel. No. 212-269-7897

Fax No: 212-269-4177

Ingalls & Snyder LLC

61 Broadway

New York, NY 10006

Attn: Patricia Gipson

Tel. No. 212-269-7897

Fax No: 212-269-4177